劳动合同

Labor Contract

甲　　方

法定代表人

公司地址

电　　话

邮　　编

Party A: Xi'an App-Chem Bio (Tech) Co.,Ltd

Address: Room C601, Entrepreneurship Research and Development Park, No. 69, Jinye Road, Xi'an Hi-Tech Industries Development Zone, China

乙　　方：李振朝

身份证号

地　　址

电　　话

邮　　编

Party B: **Zhenchao Li**

ID Number: 610404196503210833

Address:Ziwei Yonghe Fang

Telephone: 13309232083

PostalCode: 710086 Telephone: 029-88346301

劳动合同书

根据《中华人民共和国劳动法》，甲乙双方经平等协商同意，自愿签订本合同，共同遵守本合同所列条款。

一、劳动合同期限

第一条 本合同为 3 年期合同。本合同于 2019 年 7 月 1 日生效（其中试用期 3 个月），至 2022 年 6 月 30 日终止。

二、工作内容

第二条 乙方根据甲方要求，经过协商，从事 财务总监 岗位

I. Term of Labor Contract

1. This is a three-year contract. It becomes effective on July 1st, 2019 (including 3-month probation) and terminates on June 30, 2022.

II. Job descriptions

2. Party B agrees to be employed as Chief Financial Officer of Directors according to the

requirements of Party A and through consultations between both Parties. Postal Code: 710077

章制度的教育和培训。

第七条 乙方在劳动过程中必须严格遵守安全操作规程。乙方对甲方管理人员违章指挥、强令冒险作业，有权拒绝执行。

四、劳动报酬

第八条 甲方的工资分配应遵循按劳分配原则，实行同工同酬。乙方在规定的工作时间内提供了正常的劳动，完成规定的工作任务，甲方每月 25 日以货币形式支付乙方工资，不得无故克扣或者拖欠乙方的工资。

第九条 乙方的工资报酬按照甲方依法制定的规章制度中的内部工资分配办法及乙方的工作岗位确定。

第十条 甲方对乙方实行基本工资和绩效工资相结合的内部工资分配办法，以后根据内部工资分配办法调整其工资；绩效工资根据乙方的工作业绩、劳动成果和实际贡献按照内部分配办法考核确定。

五、保险福利待遇

第十一条 双方依法参加社会保险，按时缴纳各项社会保险费，其中依法应由乙方缴纳的部分，由甲方从乙方工资报酬中代扣代缴。

第十二条 甲方应当将为乙方缴纳各项社会保险费的情况公示，乙方有权向甲方查询其

各项社会保险的缴费情况，甲方应当提供帮助。

六、劳动纪律

第十三条 乙方应遵守甲方的规章制度；严格遵守劳动安全卫生、生产工艺、操作规程和工作规范；爱护甲方的财产，遵守职业道德；积极参加甲方组织的培训，提高思想觉悟和职业技能。

第十四条 乙方违反劳动纪律，甲方可根据本单位规章制度，给予纪律处分直至解除本合同。

七、劳动合同的变更、解除、终止、续订

第十五条 订本合同所依据的法律行政法规、规章制度发生变化，本合同应变更相关内容。

第十六条 订立本合同所依据的客观情况发生重大变化，致使本合同无法履行的，经甲乙双方协商同意，可以变更本合同相关内容。

第十七条 经甲乙双方协商一致，本合同可以解除。

第十八条 乙方有下列情形之一，甲方可以解除本合同：

1、在试用期间，经试用不符合录用条件的；

2、乙方所提供个人资料不实的；

3、严重违反劳动纪律或甲方规章制度的；

4、严重失职、营私舞弊，对甲方利益造成重大损害的；

5、被依法追究刑事责任的。

第十九条 下列情形之一，甲方可解除本合同：

1、乙方患病或非因工负伤，医疗期满后，不能从事原工作或甲方另行安排的工作的；

2、乙方转正后不能胜任工作；

3、双方不能依据本合同第十六条规定就变更合同达成协议的。

第二十条 甲方濒临破产进行法定整顿期间或者生产经营发生严重困难，经向全体职工说明情况，听取职工的意见，并向劳动行政部门报告后，可以解除本合同。

第二十一条 乙方解除劳动合同，应当提前30日以书面形式通知甲方（《保密协议》和《竞业禁止协议》另有约定的从约定）。

第二十二条 有下列情形之一，乙方可以随时通知甲方解除合同：

1、在试用期内的；

2、甲方以暴力、威胁、监禁或者非法限制人身自由的手段强迫劳动的；

3、甲方不能按照本合同规定支付劳动报酬或者提供劳动条件的。

第二十三条 本合同期限届满，劳动合同即终止。双方当事人在本合同期满前30天向对方表示续订意向。甲乙双方经协商同意，可以续订劳动合同。

八、经济补偿与赔偿

第二十四条 下列情形之一，甲方应通知乙方，并结清乙方工资：

1、乙方转正后不能胜任工作，由甲方解除劳动合同的。

2、劳动合同订立时所依据的客观情况发生重大变化，致使本合同无法履行，经当事人协商不能就变更劳动合同达成协议，由甲方解除劳动合同的；

3、甲方濒临破产进行法定整顿期间或者生产经营状况发生严重困难，必须裁减人员的。

第二十五条 甲方违反本合同约定的条件解除劳动合同或由于甲方原因订立的无效劳动合同，给乙方造成损害的，应按损失程度承担赔偿责任。

第二十六条 乙方违反本合同约定的条件解除劳动合同，对甲方造成经济损失的，应依法赔偿相应损失。

第二十七条 乙方解除本合同的，凡由甲方出资参加培训或参加国际展会，应向甲方偿付培训费或参加展会个人费用。其标准为：参加培训后，服务（工作）每满一年培训费按总额的20%递减，服务（工作）满5年不再偿付；参加展会后，服务（工作）每满一年参加国际展会个人费用按总额的50%递减，服务（工作）满2年不再偿付。

第二十八条 乙方由于工作失误，未能尽到合同约定职责范围内的责任，所造成的损失依据公司相关规定进行处罚。

九、劳动争议处理

第二十九条 因履行本合同发生的劳动争议，当事人可以向本单位劳动争议调解委员会申请调解；调解不成，当事人一方要求仲裁的，应当自劳动争议发生之日起六十日内向西安市劳动争议仲裁委员会申请仲裁。当事人一方也可以直接向劳动争议仲裁委员会申请仲裁。对裁决不服的，可以向人民法院提起诉讼。

十、其他约定

第三十条 乙方执行甲方的任务或者主要是利用甲方的物质技术条件所完成的发明创造为职务发明创造。职务发明创造申请专利的权利属于甲方；申请被批准后，甲方为专利权人。乙方享有署名权，负有保密义务。

第三十一条 对职务发明创造的发明人或者设计人依甲方的规章制度给予一定物质和精神奖励。

第三十二条 双方就保护商业秘密及竞业限制等事宜另行签订协议，协议作为本合同附件具有同等法律效应。

第三十三条 乙方个人履历及相关证件作为本合同附件。

第三十四条 乙方应对个人待遇及相关奖金等严格保密，不得与公司内部人员进行交流，不得询问、讨论、告知工资待遇问题，一经发现即做开除处理。

第三十五条 本合同未尽事宜，双方协商解决。

第三十六条 本合同一式两份，甲乙双方各执一份。

甲方（签章）：西安天美生物科技股份有限公司　　乙方：李和滨

代表人：周裕玲

日　期：2019 年 7 月 1 日　　日　期：2019 年 7 月 1 日

保密协议

鉴于乙方受聘于或服务于甲方，在职或服务期间乙方有从甲方获得商业秘密的机会，有利用甲方物质技术资料进行创作的机会，有获得及增进知识、经验、技能的机会；甲方给乙方的劳动支付了工资、奖金、提成、奖励等报酬；乙方明白乙方对甲方知识产权的侵犯或泄漏甲方商业秘密会对甲方利益造成损害。为保护甲方的知识产权及商业秘密，维护甲方及乙方共同的长远利益，双方自愿约定如下：

第一条 为确保乙方所承诺的保守甲方非专利技术和商业秘密的责任（以下简称商业秘密），维护双方的合法权益，特签订本协议。

第二条 商业秘密的范围：包括但不限于甲方所有或与甲方业务有关的、具有商业价值、目前尚未公知的且甲方认为需要保密的技术方案、技术文档、客户名单和联系方式、行销计划、发展规划、财务资料、程序文件、公司档案等方面的内容。

第三条 包括但不限于下列事项属于甲方的商业秘密的范围：

1、影响企业生产和发展的事项；

2、影响企业技术进步的事项；

3、影响企业营销活动的事项；

4、使企业在商业竞争中处于被动或不利的事项；

5、使企业直接或间接的经济利益受到损害的事项；

6、影响企业对外交流和商业谈判顺利进行的事项；

7、影响企业稳定和安全的事项；

8、影响企业对外承担保密义务的事项。

第四条 乙方因工作需要接触或使用甲方的商业秘密，应在甲方要求的范围、程度范围内合理使用。乙方不得将含有甲方商业秘密的资料擅自带离工作岗位，不能通过任何途径泄漏给第三方。

第五条 乙方受聘于甲方期间，承诺不会泄漏虽不属于甲方但甲方对第三方承诺有保密义务的商业秘密，若因违反上述承诺而导致甲方被第三方追究法律责任时，乙方承担由此产生的全部法律责任。

第六条 乙方受聘于甲方期间，承诺不直接或间接从事同甲方具有竞争性的业务，不得同时接受甲方竞争对手的任何形式的聘用，不为甲方竞争对手提供任何形式的咨询、顾问服务。

第七条 乙方因工作需要或其他原因调离现有工作岗位或离职时，应将接触到的所有记录着甲方商业秘密信息的文件、资料、报告、信件、传真、磁带、磁盘、仪器以及其他形式的载体（包括但不限于上述内容）交回甲方，并办妥有关手续，所有记录均为甲方绝对的财产，乙方保证信息不外泄，不得以任何形式留存甲方商业秘密信息，也不能得以任何方式再现、复制或传递，更不得利用前述信息谋取利益。

第八条 甲方没有规定或者规定不明确之处，乙方有义务直接采取合理的措施以防止甲

3、甲方濒临破产进行法定整顿期间或者生产经营状况发生严重困难，必须裁减人员的。

第二十五条 甲方违反本合同约定的条件解除劳动合同或由于甲方原因订立的无效劳动合同，给乙方造成损害的，应按损失程度承担赔偿责任。

第二十六条 乙方违反本合同约定的条件解除劳动合同，对甲方造成经济损失的，应依法赔偿相应损失。

第二十七条 乙方解除本合同的，凡由甲方出资参加培训或参加国际展会，应向甲方偿付培训费或参加展会个人费用。其标准为：参加培训后，服务（工作）每满一年培训费按总额的20%递减，服务（工作）满5年不再偿付；参加展会后，服务（工作）每满一年参加国际展会个人费用按总额的50%递减，服务（工作）满2年不再偿付。

第二十八条 乙方由于工作失误，未能尽到合同约定职责范围内的责任，所造成的损失依据公司相关规定进行处罚。

九、劳动争议处理

第二十九条 因履行本合同发生的劳动争议，当事人可以向本单位劳动争议调解委员会申请调解；调解不成，当事人一方要求仲裁的，应当自劳动争议发生之日起六十日内向西安市劳动争议仲裁委员会申请仲裁。当事人一方也可以直接向劳动争议仲裁委员会申请仲裁。对裁决不服的，可以向人民法院提起诉讼。

十、其他约定

第三十条 乙方执行甲方的任务或者主要是利用甲方的物质技术条件所完成的发明创造为职务发明创造。职务发明创造申请专利的权利属于甲方；申请被批准后，甲方为专利权人。乙方享有署名权，负有保密义务。

第三十一条 对职务发明创造的发明人或者设计人依甲方的规章制度给予一定物质和精神奖励。

第三十二条 双方就保护商业秘密及竞业限制等事宜另行签订协议，协议作为本合同附件具有同等法律效应。

第三十三条 乙方个人履历及相关证件作为本合同附件。

第三十四条 乙方应对个人待遇及相关奖金等严格保密，不得与公司内部人员进行交流，不得询问、讨论、告知工资待遇问题，一经发现即做开除处理。

第三十五条 本合同未尽事宜，双方协商解决。

第三十六条 本合同一式两份，甲乙双方各执一份。

甲方（签章）：西安天美生物科技股份有限公司　　乙方：[signature]

代表人：[signature]

日　期：2019 年 7 月 1 日　　日　期：2019 年 7 月 1 日

竞业限制协议

Non-Competition Agreement

鉴于乙方受聘于或服务于甲方，在职或服务期间乙方有从甲方获得商业秘密的机会，有利用甲方物质技术资料进行创作的机会，有获得及增进知识、经验、技能的机会；甲方给乙方的劳动支付了工资、奖金、提成、奖励等报酬；乙方明白不与甲方竞业是获取以上回报的必要条件。为切实保护甲方的知识产权、商业秘密及其他合法权益，确保乙方不与甲方竞业，根据劳动部、国家科委的有关规定及其他相关法律，双方协商一致签订以下竞业限制协议。

1、乙方在甲方工作期间及乙方从甲方离职之日起两年内，乙方不得在与甲方及甲方关联公司有竞争关系的单位内任职或以任何方式为其服务，也不得自己生产、经营与甲方及甲方关联公司有竞争关系的同类产品或业务。

2、乙方在甲方工作期间及乙方从甲方离职后，乙方承担的其他义务包括但不限于：不泄漏、不使用、不使他人获得或使用甲方的商业秘密；不传播、不扩散不利于甲方的消息或报道；不直接或间接的劝诱或帮助他人劝诱甲方员工或客户离开甲方。乙方履行本条义务，甲方无需给予任何补偿。

3、第1条所指的“有竞争关系”是指与该员工离职时甲方及其关联公司已开展的业务有竞争关系；有竞争关系的单位包括与甲方及其关联公司直接竞争的单位及其直接或间接参股或控股或受同一公司控制的的单位。

4、乙方从甲方离职时，应提前与甲方确认其是否开始离职后的竞业限制义务。甲方如确认乙方有竞业限制必要，应发给《竞业限制开始通知书》，乙方离职后竞业限制义务开始；甲方如确认乙方无竞业限制必要，应发给《竞业限制终止通知书》，乙方无需承担离职后竞业限制义务。

5、乙方在离开甲方时未提出确认申请的，其离职后竞业限制义务自其离开在甲方的工作岗位之日起自动开始，竞业限制期内该员工可以向甲方提出竞业限制确认申请，甲方确认乙方有竞业限制必要并发给《竞业限制开始通知书》后，乙方可以开始领取竞业限制补偿金，但在此之前的竞业限制补偿金视为乙方主动放弃。甲方确认乙方无竞业限制必要时应发给《竞业限制终止通知书》，乙方竞业限制义务终止，在此之前即使乙方履行了竞业限制义务也无权领取补偿金。

6、乙方在甲方及甲方关联公司工作期间履行竞业限制义务，甲方无需给乙方任何补偿。乙方离开甲方及其关联公司后如按照本协议的约定履行了竞业限制义务，甲方应给予竞业限制补偿金。每月的数额为乙方在甲方最后12个月月平均工资（以工资条为准）的 10 % 。

7、乙方的竞业限制补偿金由甲方按季度向其支付。乙方领取补偿金时，应向甲方出示当前的任职情况证明，经甲方向乙方工作单位确认后方可领取。乙方逾期一个季度未能向甲方提交任职情况证明，视为放弃该季度的补偿金。

8、乙方被新单位录用后应在一周内将新单位的名称及乙方的职位通知甲方。同时乙方应将自己负有竞业限制义务的情况告知其工作单位并将新单位的知晓证明文件提供给甲方。

9、甲方如认为乙方已无竞业限制必要，有权随时通知乙方终止其竞业限制义务，自通

知按乙方提供的地址发出七日后，乙方竞业限制义务终止，甲方应按照乙方已承担竞业限制义务的时间支付竞业限制补偿金。

10、乙方可与甲方协商解除竞业限制义务，但乙方不得单方面终止自己的竞业限制义务。

11、甲方逾期支付竞业限制补偿金，应按银行同期贷款利率支付违约金。

12、乙方违反本协议第 1 条，应立即与甲方竞争单位脱离关系，继续履行本协议，并按照违约期间本合同约定的竞业限制补偿金的两倍支付违约金。无法确定违约时间长短的，按照一年计算，甲方因此而受到的损失大于该违约金的，应赔偿甲方因此受到的全部损失。损失额依照以下三种方式计算，以计算结果最高的为准：获取或开发该产品技术的全部费用；甲方相关业务因此损失的利润；竞争单位相关业务因此取得的利润。

13、乙方违反本协议第 2 条，应立即停止违约，继续履行本协议外，向甲方支付违约金 10，0000 元，违约金不足以补偿甲方损失的，乙方还应赔偿甲方因此受到的所有损失，计算标准参照第 12 条。

14、因履行本协议发生争议，双方首先应协商解决，如协商不成，任何一方提起的诉讼均由甲方所在地人民法院管辖。

15、本合同所称甲方关联公司以乙方离开甲方时本集团名单为准。

16、双方传递文件的通讯地址如下：

甲方：西安高新区锦业路 69 号创业研发园 C601 室　　邮编：710077

乙方：邮编：　陕西省渭南市人民东路7号1号楼2单元121号.

任何一方变更通讯地址均应以书面方式及时通知对方，否则视为未变更。

17、本协议双方签字盖章后生效，一式两份，双方各执一份，具有同等效力。

甲方（签章）：西安天美生物科技股份有限公司　　乙方：[signature]

代表人：[signature]

日　期：2019 年 7 月 1 日　　日　期：2019 年 7 月 1 日